                                                                     EXHIBIT 4.1


                               DTE ENERGY COMPANY


                                       TO


                              THE BANK OF NEW YORK
                                     TRUSTEE


                                -----------------


                              AMENDED AND RESTATED
                                    INDENTURE

                            DATED AS OF APRIL 9, 2001

                      (AMENDING AND RESTATING THE INDENTURE
                            DATED AS OF JUNE 15, 1998
                       BETWEEN DTE CAPITAL CORPORATION AND
                        THE BANK OF NEW YORK, AS TRUSTEE)


                                -----------------


                                 DEBT SECURITIES

                         Reconciliation and tie between
             Trust Indenture Act of 1939 (the "Trust Indenture Act")
                                  and Indenture

Trust Indenture
   Act Section                                                                                     Indenture Section
ss.310(a)(1).......................................................................................       607
 (a)(2)............................................................................................       607
 (b)...............................................................................................   608,609
ss.312(a)..........................................................................................       701
 (b)...............................................................................................       702
 (c)...............................................................................................       702
ss.313(a)..........................................................................................       703
 (b)(2)............................................................................................       703
 (c)...............................................................................................       703
 (d)...............................................................................................       703
ss.314(a)..........................................................................................       704
 (c)(1)............................................................................................       102
 (c)(2)............................................................................................       102
 (e)...............................................................................................       102
 (f)...............................................................................................       102
ss.316(a) (last sentence)..........................................................................       101
 (a)(1)(A) ........................................................................................   502,512
 (a)(1)(B).........................................................................................       513
 (b)...............................................................................................       508
ss.317(a)(1).......................................................................................       503
 (a)(2)............................................................................................       504
 (b)...............................................................................................      1003
ss.318(a)..........................................................................................       108


-------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

         Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 are a part of and govern every qualified indenture, whether or not physically contained herein.

                                Table of Contents

                                                                                                               Page
                                                                                                               ----
                                                    ARTICLE ONE
                              DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.               Definitions............................................................................1
SECTION 102.               Compliance Certificates and Opinions..................................................10
SECTION 103.               Form of Documents Delivered to Trustee................................................11
SECTION 104.               Acts of Holders.......................................................................12
SECTION 105.               Notices, Etc., to Trustee and Company.................................................14
SECTION 106.               Notice to Holders of Securities; Waiver...............................................14
SECTION 107.               Language of Notice, Etc...............................................................15
SECTION 108.               Trust Indenture Act...................................................................15
SECTION 109.               Effect of Headings and Table of Contents..............................................15
SECTION 110.               Successors and Assigns................................................................15
SECTION 111.               Separability Clause...................................................................15
SECTION 112.               Benefits of Indenture.................................................................16
SECTION 113.               Governing Law.........................................................................16
SECTION 114.               Legal Holidays........................................................................16
SECTION 115.               Corporate Obligation..................................................................16
SECTION 116.               Judgment Currency.....................................................................16

                                                    ARTICLE TWO
                                                  SECURITY FORMS

SECTION 201.               Forms Generally.......................................................................17
SECTION 202.               Form of Trustee's Certificate of Authentication.......................................17
SECTION 203.               Securities in Global Form.............................................................18

                                                   ARTICLE THREE
                                                  THE SECURITIES

SECTION 301.               Amount Unlimited: Issuable in Series..................................................19
SECTION 302.               Currency; Denominations...............................................................25
SECTION 303.               Execution; Authentication; Delivery and Dating........................................25
SECTION 304.               Temporary Securities; Exchange of Temporary Securities................................27
SECTION 305.               Registration; Registration of Transfer and Exchange...................................27
SECTION 306.               Mutilated, Destroyed, Lost and Stolen Securities and Coupons..........................30
SECTION 307.               Payment of Interest and Certain Additional Amounts; Rights to
                           Interest and Certain Additional Amounts Preserved.....................................31
SECTION 308.               Persons Deemed Owners.................................................................33
SECTION 309.               Cancellation..........................................................................34
SECTION 310.               Computation of Interest...............................................................34
SECTION 311.               CUSIP Numbers.........................................................................34

                                                   ARTICLE FOUR
                                            SATISFACTION AND DISCHARGE

SECTION 401.               Satisfaction and Discharge of Indenture...............................................35
SECTION 402.               Application of Trust Money............................................................36
SECTION 403.               Defeasance and Covenant Defeasance....................................................36
SECTION 404.               Reinstatement.........................................................................40

                                                   ARTICLE FIVE
                                                     REMEDIES

SECTION 501.               Events of Default.....................................................................41
SECTION 502.               Acceleration of Maturity: Rescission and Annulment....................................42
SECTION 503.               Collection of Indebtedness and Suits for Enforcement by Trustee.......................44
SECTION 504.               Trustee May File Proofs of Claim......................................................44
SECTION 505.               Trustee May Enforce Claims Without Possession of Securities or
                           Coupons...............................................................................45
SECTION 506.               Application of Money Collected........................................................45
SECTION 507.               Limitation on Suits...................................................................46
SECTION 508.               Unconditional Right of Holders to Receive Principal, Premium,
                           Interest and Additional Amounts.......................................................46
SECTION 509.               Restoration of Rights and Remedies....................................................47
SECTION 510.               Rights and Remedies Cumulative........................................................47
SECTION 511.               Delay or Omission Not Waiver..........................................................47
SECTION 512.               Control by Holders of Securities......................................................47
SECTION 513.               Waiver of Past Defaults...............................................................48
SECTION 514.               Undertaking for Costs.................................................................48
SECTION 515.               Waiver of Stay or Extension Laws......................................................48

                                                    ARTICLE SIX
                                                    THE TRUSTEE

SECTION 601.               Notice of Defaults....................................................................49
SECTION 602.               Certain Rights of Trustee.............................................................49
SECTION 603.               Not Responsible for Recitals or Issuance of Securities................................50
SECTION 604.               May Hold Securities...................................................................51
SECTION 605.               Money Held in Trust...................................................................51
SECTION 606.               Compensation and Reimbursement........................................................51
SECTION 607.               Corporate Trustee Required; Eligibility...............................................52
SECTION 608.               Disqualification, Conflicting Interests...............................................52
SECTION 609.               Resignation and Removal; Appointment of Successor.....................................52
SECTION 610.               Acceptance of Appointment by Successor................................................54
SECTION 611.               Merger, Conversion, Consolidation or Succession to Business...........................55
SECTION 612.               Preferential Collection of Claims Against the Company.................................55
SECTION 613.               Appointment of Authenticating Agent...................................................55

                                                   ARTICLE SEVEN
                                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.               Company to Furnish Trustee Names and Addresses of Holders.............................57
SECTION 702.               Preservation of Information; Communications to Holders................................57
SECTION 703.               Reports by Trustee....................................................................58
SECTION 704.               Reports by Company....................................................................58

                                                   ARTICLE EIGHT
                               CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.               Company May Consolidate, Etc., Only on Certain Terms..................................59
SECTION 802.               Successor Person Substituted..........................................................60

                                                    ARTICLE NINE
                                              SUPPLEMENTAL INDENTURES

SECTION 901.               Supplemental Indentures Without Consent of Holders....................................60
SECTION 902.               Supplemental Indentures with Consent of Holders.......................................62
SECTION 903.               Execution of Supplemental Indentures..................................................63
SECTION 904.               Effect of Supplemental Indentures.....................................................64
SECTION 905.               Conformity with Trust Indenture Act...................................................64
SECTION 906.               Reference in Securities to Supplemental Indentures....................................64

                                                    ARTICLE TEN
                                                     COVENANTS

SECTION 1001.              Payment of Principal, Premium and Interest............................................64
SECTION 1002.              Maintenance of Office or Agency.......................................................64
SECTION 1003.              Money for Securities Payments to Be Held in Trust.....................................66
SECTION 1004.              Additional Amounts....................................................................67
SECTION 1005.              Existence.............................................................................68
SECTION 1006.              Payment of Taxes and Other Claims.....................................................68
SECTION 1007.              Change in Nature of Business..........................................................68
SECTION 1008.              Accounting Changes....................................................................68
SECTION 1009.              Limitation on Secured Debt............................................................68
SECTION 1010.              Statement by Officers as to Default...................................................70
SECTION 1011.              Waiver of Certain Covenants...........................................................70
SECTION 1012.              Calculation of Original Issue Discount................................................70

                                                  ARTICLE ELEVEN
                                             REDEMPTION OF SECURITIES

SECTION 1101.              Applicability of Article..............................................................71
SECTION 1102.              Election to Redeem; Notice to Trustee.................................................71
SECTION 1103.              Selection by Trustee of Securities to Be Redeemed.....................................71
SECTION 1104.              Notice of Redemption..................................................................72
SECTION 1105.              Deposit of Redemption Price...........................................................73

SECTION 1106.              Securities Payable on Redemption Date.................................................73
SECTION 1107.              Securities Redeemed in Part...........................................................74

                                                  ARTICLE TWELVE
                                                   SINKING FUNDS

SECTION 1201.              Applicability of Article..............................................................74
SECTION 1202.              Satisfaction of Sinking Fund Payments with Securities.................................75
SECTION 1203.              Redemption of Securities for Sinking Fund.............................................75

                                                 ARTICLE THIRTEEN
                                         MEETINGS OF HOLDERS OF SECURITIES

SECTION 1301.              Purposes for Which Meetings May Be Called.............................................75
SECTION 1302.              Call, Notice and Place of Meetings....................................................76
SECTION 1303.              Persons Entitled to Vote at Meetings..................................................76
SECTION 1304.              Quorum; Action........................................................................76
SECTION 1305.              Determination of Voting Rights; Conduct and Adjournment of
                           Meetings..............................................................................77
SECTION 1306.              Counting Votes and Recording Action of Meetings.......................................78

                                                 ARTICLE FOURTEEN
                                        REPAYMENT AT THE OPTION OF HOLDERS

SECTION 1401.              Applicability of Article..............................................................79

                                                  ARTICLE FIFTEEN
                                         SECURITIES IN FOREIGN CURRENCIES

SECTION 1501.              Applicability of Article..............................................................79

EXHIBIT A                  Form of Certificate To Be Given By Person Entitled To Receive
                           Bearer Security......................................................................A-1

         AMENDED AND RESTATED INDENTURE, dated as of April 9, 2001, between DTE ENERGY COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (herein called the "Company"), having its principal office at 2000 2nd Avenue, Detroit, Michigan 48226, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein called the "Trustee"), the office of the Trustee at which at the date hereof its corporate trust business is principally administered being 101 Barclay Street, Floor 21W, New York, New York 10286.

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture (as hereinafter defined) to provide for the issuance from time to time of its debt securities (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         The Company has duly authorized the amendment and restatement of the Indenture dated as of June 15, 1998 between DTE Capital Corporation and The Bank of New York, as trustee, as supplemented, and the assumption of obligations thereunder.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders (hereinafter defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.      Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP, and, except as otherwise herein expressly provided, the term "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

              (4) the words, "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

              (5) The word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both", not "either A or B but not both").

         Certain terms, used principally in certain Articles hereof, are defined in those Articles.

         "Accountant" means any Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Company or an Affiliate of the Company.

         "Act", when used with respect to any holder of a Security, has the meaning specified in Section 104.

         "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

         "Affiliate" of any specified Person means any other person on directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any person authorized by the Trustee pursuant to Section 613 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in which publication is required under the terms hereof or under the terms of a Security or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Bearer Security" means any Security established pursuant to Section 201 which is payable to bearer including, without limitation, unless the context otherwise indicates, a Security in temporary or permanent global bearer form.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment, the State of Michigan or other location are authorized or obligated by or pursuant to law or executive order to close.

         "Clearstream Banking Luxembourg" means Clearstream Banking, societe anonyme (formerly Cedelbank), a corporation organized under the laws of the Grand Duchy of Luxembourg or, if any time after the execution of this instrument Clearstream Banking Luxembourg is not existing and performing the duties now being performed by it, then the successor Person performing such duties.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" includes any capital stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, a Vice President, its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "consolidated" refers to the consolidation of accounts in accordance with GAAP.

         "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community or
(ii) any Currency unit or composite Currency for the purposes for which it was established.

         "Corporate Trust Office" means the principal office of the Trustee in The City of New York, at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is that indicated in the introductory paragraph of this Indenture.

         "corporation" means a corporation, association, company, joint-stock company or business trust.

         "Coupon" means any interest coupon appertaining to a Bearer Security.

         "Currency", with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means Dollars or the Foreign Currency, as the case may be, in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof or such Security and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof or such Security, means Dollars.

         "Debt" means (A) indebtedness for borrowed money evidenced by a bond, debenture, note or other written instrument or agreement by which the Company is obligated to repay such borrowed money and (B) any guaranty by the Company of any such indebtedness of another Person.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

         "Euroclear Operator" means Euroclear Bank, as operator of the Euroclear System, or, if at any time after the execution of this instrument, Euroclear Bank is not existing and performing the duties now being performed by it, then the successor Person performing such duties.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Foreign Currency" means any Currency, Currency unit or composite Currency, including, without limitation, the euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

         "GAAP" means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis.

         "Government Obligations" means securities which are (i) direct obligations of the United States of America or the other government or governments in the confederation which issued the Foreign Currency in which the principal of or any premium or interest on such Security or any Additional Amounts in respect thereof shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such other government or governments, in each case where the timely payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such depository receipt.

         "Holder", when used with respect to any Security, means in the case of a Registered Security the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security the bearer thereof and, when used with respect to any Coupon, means the bearer thereof.

         "Indebtedness" of any Person at any date of determination means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (f) all obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit or similar extensions of credit, (g) all obligations of such Person in respect of interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements, (h) all Indebtedness of others referred to in clauses (a) through (g) above or clause (i) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such person through an agreement (1) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and (i) all Indebtedness referred to in clauses (a) through (h) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Independent", when used with respect to any specified Person, means such a Person who is in fact independent of the Company and any other obligor upon the Securities, does not have any direct financial interest or any material indirect financial interest in the Company or in any such other obligor or in an Affiliate of the Company or such other obligor and is not connected with the Company or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. Whenever it is herein provided that an opinion or certificate of any Independent Person shall be furnished to the Trustee, such Person shall be appointed by Company Order and approved by the Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning thereof.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity, and premium, if any, interest, if any, or Additional Amounts thereon may be determined with reference to an index, formula or other method or methods.

         "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, with respect to any Security which provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Judgment Currency" has the meaning specified in Section 116.

         "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to give any security interest).

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity, by declaration of acceleration, upon any redemption or otherwise.

         "New York Banking Day" has the meaning specified in Section 116.

         "Officers' Certificate" means a certificate signed by (i) the Chairman of the Board, the President or a Vice President of the Company, and (ii) the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company that complies with the requirements of Section 314(e) of the Trust Indenture Act, and is delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel who shall be acceptable to the Trustee and, where applicable, the Company, which counsel may be counsel for or an employee of the Company, that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                    (i) Securities theretofore cancelled by the Security
              Registrar or Authenticating Agent or delivered to the Security Registrar or an Authenticating Agent for cancellation;

                    (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited pursuant hereto (other than pursuant to Section 403) with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any Coupons thereto appertaining; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                    (iii) Securities with respect to which the Company has
              effected defeasance pursuant to the terms hereof, except to the extent provided in Section 403;

                    (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee or Authenticating Agent proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                    (v) Securities converted or exchanged as contemplated by
              this Indenture into Common Stock of the Company or other securities, if the terms of such Security provide for such conversion or exchange pursuant to Section 301;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the principal amount thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to
Section 502, (b) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed Outstanding for such purposes shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, (c) the principal amount of a Security denominated in a Foreign Currency shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security by the Company in good faith, of the principal amount (or, in the case of an Original Issue Discount

Security, the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the amount determined as provided in (a) above), of such Security, and (d) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of (and premium, if any) or interest on, or any Additional Amounts with respect to, any Securities on behalf of the Company.

         "Person" means any individual, partnership, corporation (including a business trust), joint-stock company, trust, unincorporated association, joint venture, limited liability company or other entity or a government or any political subdivision or agency thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the Corporate Trust Office of the Trustee or such place or places specified in a supplemental indenture where, subject to the provisions of
Section 1002, the principal of (and premium, if any) and interest on, or any Additional Amounts with respect to, the Securities of that series are payable as specified in accordance with Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen Coupon appertains, as the case may be.

         "Redemption Date", when used with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security established pursuant to
Section 201 which is registered in the Security Register.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date, if any, specified in such Security as the "Regular Record Date".

         "Required Currency" has the meaning specified in Section 116.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Division, Trustee Administration (or any successor group of the Trustee), including any vice president, any assistant vice president, the secretary, any assistant secretary, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Secured Debt" means Debt created, issued, incurred or assumed by the Company which is secured by a Lien upon any shares of stock (or equivalent thereof) of any Significant Subsidiary of the Company, whether owned at the date of the initial authentication and delivery of the Securities, or thereafter acquired.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Register" has the meaning specified in Section 305.

         "Security Registrar" means the Person appointed by the Company to register Registered Securities and transfers of Registered Securities as provided in Section 305.

         "Significant Subsidiary" means any Subsidiary of the Company that is a "significant subsidiary" as defined in Regulation S-X.

         "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means the date determined pursuant to
Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date specified in such Security or a Coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable.

         "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rule or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be except as provided in
Section 905.

         "United States" means the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

         "U.S. Depositary" or "Depositary" means, with respect to any Security issuable or issued in the form of one or more global Securities, the Person designated as U.S. Depositary by the Company pursuant to Section 301, which must be a clearing agency registered under the Exchange Act, and, if so provided pursuant to Section 301 with respect to any Security, any successor to such Person. If at any time there is more than one such Person, "U.S. Depositary" or "Depositary" shall mean, with respect to any Securities, the qualifying entity which has been appointed with respect to such Securities.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

SECTION 102.      Compliance Certificates and Opinions.

         Except as otherwise expressly provided by this Indenture, upon any application or request by the Company (i) to the Trustee to take any action under any provision of this Indenture or (ii) to any Authenticating Agent to authenticate Securities of any series upon original issuance, the Company shall furnish to the Trustee or such Authenticating Agent (with a copy to the Trustee) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and, in the case of conditions precedent compliance with which is subject to verification by Accountants, engineers, appraisers or other experts, a certificate or opinion of an Accountant, engineer, appraiser or other expert (which Accountant, engineer, appraiser or other expert shall be Independent if required by the Trust Indenture Act), except that in the case of any such application or request as to which the furnishing of such documents is specifically required by. any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

SECTION 103.      Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.      Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

                  Without limiting the generality of this Section 104, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officers' Certificate, or established in one or more indentures supplemental hereto, pursuant to Section 301, a Holder, including a U.S. Depositary that is a Holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a U.S. Depositary that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depositary's standing instructions and customary practices.

                  The Trustee or the Company shall fix a record date, which shall be not more than 60 days prior to the first solicitation of such Holders, for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depositary entitled under the procedures of such U.S. Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 120 days after such record date.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of commencement and the date of termination of holding the same, shall be proved by the Security Register.

                  (d) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (e) If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option, by a Board Resolution, fix in advance a record date, which shall be not more than 60 days prior to the first solicitation of such Holders, for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.      Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Officer of the Trustee, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.      Notice to Holders of Securities; Waiver.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event,

                  (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

                  (2) such notice shall be sufficiently given to Holders of Bearer Securities if published on a Business Day in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities, at least twice, each such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security, shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

         In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to holders of Registered Securities given as provided herein.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.      Language of Notice, Etc.

         Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 108.      Trust Indenture Act.

          The parties hereto agree that this Indenture shall be subject to the provisions of the Trust Indenture Act that are required to be part of an Indenture to be qualified under the Trust Indenture Act, and that all provisions which the Trust Indenture Act provides as automatically deemed to be included in an indenture to be qualified thereunder shall be included herein. In the event of any conflict between the provisions hereof and the provisions of the Trust Indenture Act, the provisions of the Trust Indenture Act shall control.

SECTION 109.      Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 110.      Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 111.      Separability Clause.

         In case any provision in this Indenture or the Securities or Coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 112.      Benefits of Indenture.

         Nothing in this Indenture or the Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Securities and Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 113.      Governing Law.

         This Indenture and the Securities and Coupons shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in such state.

SECTION 114.      Legal Holidays.

         Except as specified pursuant to Section 301, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security, or the last date on which a Holder has the right to convert or exchange Securities of a series that are convertible or exchangeable, shall not be a Business Day at any Place of Payment, or where any date on which notice is required to be mailed or published shall not be a Business Day at the Corporate Trust Office, then (notwithstanding any other provision of this Indenture or of the Securities or Coupons other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any), or conversion or exchange of Securities of a series that are convertible or exchangeable or mailing or publication of such notice need not be made at such Place of Payment or at such Corporate Trust Office on such date, but may be made, converted or exchanged, mailed or published on the next succeeding Business Day at such Place of Payment or at such Corporate Trust Office with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion or exchange, or other required date for the mailing or publication of such notice, as the case may be, and in the case of payment to be made on any such Security, no interest shall accrue or be payable as a result of the making of such payment after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

SECTION 115.      Corporate Obligation.

         No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Company or the Trustee or of any predecessor or successor of the Company or the Trustee with respect to the Company's obligations on the Securities or the obligations of the Company or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith except as otherwise expressly provided in any such certificate or other writing.

SECTION 116.      Judgment Currency.

         The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the "Required Currency") into a Currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the requisite amount of the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any Currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.      Forms Generally.

         The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related Coupons shall be in such form (including temporary or permanent global form) as shall be authorized by a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Coupons, as evidenced by their execution of the Securities or Coupons.

         Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall be issuable in registered form without Coupons and shall not be issuable upon the exercise of warrants.

         Unless otherwise specified as contemplated by Section 301, Bearer Securities other than Bearer Securities in global form shall have interest Coupons attached.

         The definitive Securities and Coupons, if any, shall be printed, typewritten, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or Coupons.

SECTION 202.      Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  The Bank of New York
                                                    as Trustee


                                                  By
                                                    ----------------------------
                                                       Authorized Signatory

SECTION 203.      Securities in Global Form.

         If Securities of a series are issuable in global form, then any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Security Registrar in such manner and upon instructions given by such Person or Persons as shall be specified in such Security or in a Company Order delivered to the Security Registrar with such Security. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee or Authenticating Agent shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Security or in a Company Order delivered pursuant to Section 303 or Section 304, as applicable. If a Company Order pursuant to Section 303 or Section 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

         The provisions of the last sentence of Section 303 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Security Registrar the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) (a copy of which instructions shall be delivered to the Trustee) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

         Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any) and interest on, and any Additional Amounts in respect of, any Security in permanent global form shall be made to the Holder thereof.

         Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company or of the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in Bearer form, the Person or Persons as may be specified pursuant to
Section 301.

                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301.      Amount Unlimited: Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

                  (1) the title of the Securities, which may include medium-term notes, of the series in which such Securities shall be included;

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107, upon repayment in part of any Registered Security of the series pursuant to Article Fourteen, upon surrender in part of any Registered Security for conversion into Common Stock of the Company or exchange for other securities pursuant to its terms, or pursuant to or as contemplated by the terms of such Securities and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) whether Securities of the series are to represent senior or subordinated indebtedness of the Company and, if subordinated Securities, the specific subordination provisions applicable thereto;

                  (4) in the case of subordinated Securities, the relative degree, if any, to which such subordinated Securities of the series will be senior to or be subordinated to other series of subordinated Securities or other Indebtedness of the Company in right of payment, whether such other series of subordinated Securities or other Indebtedness is outstanding or not;

                  (5) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Securities of the series are to be issuable with or without Coupons or both, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
         Section 305, the name of the Depositary or the U.S. Depositary, as the case may be, with respect to such global Security;

                  (6) (i) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, (ii) the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature, and (iii) the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

                  (7) the date or dates, or the method or methods, if any, by which such date or dates shall be determined, on which the principal (and premium, if any) of the Securities of the series is payable;

                  (8) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods, if any, pursuant to which such rate or rates shall be determined, the date or dates from which any such interest shall accrue or the method or methods, if any, by which such dates are to be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date, if any, for any interest payable on any Registered Securities on any Interest Payment Date whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable, and the basis upon which interest shall be calculated, if other than that of a 360-day year of twelve 30-day months;

                  (9) the place or places where, subject to the provisions of
         Section 1002, the principal of (and premium, if any) and interest (including Additional Amounts) on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for conversion or exchange, notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and where notice to Holders pursuant to Section 106 will be published;

                  (10) whether the Securities of a series or any of them are to be redeemable at the option of the Company and, if so, the date or dates on which, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (11) whether the Company is obligated to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the date or dates on which, the period or period within which, the price or prices at which and the terms and condition upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation and any provision for the remarketing of the Securities of the series so redeemed or purchased;

                  (12) the authorized denominations in which any Registered Securities of the series shall be issuable, if other than the denominations provided in Section 302, and the denomination or denominations in which any Bearer Securities of the series shall be issuable, if other than the denominations provided in
         Section 302;

                  (13) whether the Securities of the series will be convertible into shares of Common Stock of the Company and/or exchangeable for other securities, whether or not issued by the Company, and, if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;

                  (14) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series or any of them which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion is to be determined;

                  (15) if other than Dollars, the Foreign Currency in which payment of the principal of (and premium, if any) or interest, if any, on or any Additional Amounts in respect of the Securities of the series or any of them shall be payable;

                  (16) if the principal of (and premium, if any) or interest on or any Additional Amounts with respect to the Securities of the series are to be payable, at the election of the Company or a Holder thereof or otherwise, in Dollars or in a Foreign Currency other than that in which the Securities are stated to be payable, the Currency in which payment of the principal of (and premium, if any) and interest on or any Additional Amounts with respect to Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are stated to be payable and the Currency in which such Securities or any of them are to be paid pursuant to such election, and any deletion from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency;

                  (17) whether the amount of payments of principal of (and premium, if any) or interest (including Additional Amounts), if any, on the Securities of the series may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on Dollars, one or more Foreign Currencies, commodities, equity securities, equity indices or other indices), and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

                  (18) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to the Securities of the series or any of them, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein, and whether Section 1009 shall be applicable to the Securities of the series or any of them;

                  (19) whether either or both of Section 403(2) relating to defeasance or Section 403(3) relating to covenant defeasance shall be applicable to the Securities of the series, or any covenants in addition to those specified in Section 403(3) relating to the Securities of such series shall be subject to covenant defeasance, and any deletions from, or modifications or additions to, the provisions of Article Four in respect of the Securities of such series;

                  (20) whether any of such Securities are to be issuable upon the exercise of warrants, and the time, manner and place for such Securities to be authenticated and delivered;

                  (21) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;

                  (22) with respect to any Securities that may be issued in a private offering, the restrictions on transfer and legends relating to such Securities of the series and whether Securities of the series are entitled to registration or exchange rights;

                  (23) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent and/or Authenticating Agent with respect to the Securities of the series;

                  (24) whether any of the Securities of a series shall be issued as Original Issue Discount Securities;

                  (25) whether a credit facility or other form of credit support will apply to Securities of such series, which may be different from any credit facility for any other series; and

                  (26) any other terms of the Securities of the series or any of them (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series, and the Coupons appertaining to any Bearer Securities of such series, shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided by the Company in or pursuant to one or more Board Resolutions and set forth in such Officers' Certificate or in any indenture or indentures supplemental hereto pertaining to such series of Securities. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action (including but not limited to such Board Resolution) shall be certified by the Secretary or an Assistant Secretary of the Company or certified by Company Order and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or Company Order setting forth the terms of the series.

         The Trustee shall be entitled to receive the following only at or before the issuance of the first Security of each series issued under this
Indenture:

                  (a) Opinion(s) of Counsel. Opinion(s) of Counsel (such counsel being entitled to rely upon certificates, opinions or representations as to matters of fact to the extent permitted by Section 103 and, as to matters involving the laws of any state other than the state in which such counsel is admitted to practice, upon an Opinion of Counsel who shall be satisfactory to the Trustee) complying with the requirement of
         Section 102, if applicable, containing such qualifications and assumptions as may be appropriate in the circumstances, and addressed to the Trustee substantially to the effect that:

                           (i) the Company is a corporation duly organized and
                  validly existing in good standing under the laws of the State of Michigan, with corporate power and authority to own its properties and conduct its business as currently conducted;

                           (ii) the Indenture and, if applicable, any
                  supplemental indenture that is permitted by Sections 201 and 301 and which relates to the series of Securities to which such opinion relates, have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable (except for Section 111 of the Indenture as to which no opinion need be expressed) in accordance with their terms (assuming the due authorization, execution and delivery thereof by the Trustee), except as such enforceability is subject to the effect of any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (iii) the execution and delivery of the Indenture
                  and, if applicable, any supplemental indenture that is permitted by Sections 201 and 301 and which relates to the series of Securities to which such opinion relates, do not and, assuming no change in the facts existing on the date such opinion is rendered, the performance of and compliance with the terms and provisions of the Indenture and, if applicable, any such supplemental indenture, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any existing statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties or, to the best of the knowledge of such counsel, any existing agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, or the existing charter or bylaws of the Company;

                           (iv) if applicable, the Indenture has been duly
                  qualified under the Trust Indenture Act;

                           (v) the series of Securities to which such opinion
                  relates, together with any Coupons appertaining thereto, have been duly and validly authorized by all necessary corporate action on the part of the Company, and any such Security, when the terms thereof have been established in accordance with the terms of the Indenture and when such Security has been executed and authenticated in accordance with the terms of the Indenture (assuming the due authentication, execution and delivery thereof by the Trustee or any Authenticating Agent, which fact counsel need not verify by an inspection of such Securities) and delivered and paid for in accordance with the terms of any underwriting agreement, agency agreement or other agreement providing for the sale thereof, will constitute (assuming no change in the facts or in the law and governmental rules and regulations, in either case in existence on the date such Opinion of Counsel is rendered) the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability is subject to the effect of any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (vi) the forms and terms of the series of Securities
                  to which such opinion relates and any Coupons related thereto have been established in conformity with the provisions of this Indenture or, if such forms and terms are being established pursuant to one or more instruments being furnished to the Trustee concurrently with the delivery of such opinion, such instruments conform to the requirements of this Indenture;

                           (vii) all instruments furnished to the Trustee in
                  connection with the first issuance of Securities of the series to which such opinion relates (which instrument shall be listed in such opinion) conform to the requirements of this Indenture and, except for (a) Securities of such series, together with any Coupons appertaining thereto, to be delivered for authentication subsequent to the date of such opinion pursuant to Section 303, (b) the Company Order(s) to be delivered subsequent to the date of such opinion pursuant to Sections 201, 301 or 303 and (c) any certificate required to be delivered subsequent to the date of such opinion pursuant to paragraph (b) of this Section 301 and (d) any other documents or items required to be delivered subsequent to the date of such opinion pursuant to such instruments, such instruments constitute all the documents required by this Indenture to be delivered hereunder at or before the first issuance of Securities of the series to which the opinion relates;

                           (viii) the Company has good and marketable title to
                  all properties standing of record in its name and improvements thereon, subject to minor exceptions and minor defects, irregularities and deficiencies which, in the opinion of the Company, do not materially impair the use of such property for the purpose for which it is held by the Company; and

                           (ix) if applicable, a registration statement relating
                  to the series of Securities to which such opinion relates has become effective under the Securities

                  Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of such registration statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

                  (b) Officers' Certificate. An Officers' Certificate stating that no Event of Default has occurred and is continuing, and the execution and delivery of the Indenture will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the articles of incorporation or bylaws of the Company, or any order of any court or administrative agency entered in any proceeding to which the Company is a party or by which it is bound or to which it is subject; and

                  (c) Board Resolution. A Board Resolution authorizing this Indenture and, if applicable, any supplemental indenture that is permitted by Sections 201 and 301 and that relates to such series of Securities.

SECTION 302.      Currency; Denominations.

         Unless otherwise provided in or pursuant to this Indenture, the principal of, any premium and interest on and any Additional Amounts with respect to the Securities shall be payable in Dollars. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Registered Securities of a series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series denominated in Dollars shall be issuable in the denomination of $5,000. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Securities of a series denominated in a currency other than Dollars shall be issuable in denominations that are the equivalent, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such currency, as such rate is reported or otherwise made available by the Federal Reserve Bank of New York, on the applicable trade date for such Securities, of $100,000 (rounded down to an integral multiple of 10,000 units of such currency), and any larger amount that is, as nearly as is practicable, an integral multiple of $1,000.

SECTION 303.      Execution; Authentication; Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, its Treasurer, any Assistant Treasurer or one of its Vice Presidents attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Chairman of the Board of the Company, its President, its Treasurer, any Assistant Treasurer or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries.

         Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Coupons or did not hold such offices at the date of such Securities or Coupons.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee or Authenticating Agent for authentication, together with a Company Order for the authentication and delivery of such Securities and the Trustee or such Authenticating Agent in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided further, that a Bearer Security other than a temporary global Bearer Security may be delivered in connection with its original issuance only if Clearstream Banking Luxembourg or the Euroclear Operator, as the case may be, shall have furnished to the Security Registrar a certificate substantially to the effect that the Person entitled to receive such Bearer Security shall have furnished to Clearstream Banking Luxembourg or the Euroclear Operator, as the case may be, a certificate substantially in the form set forth in Exhibit A to this Indenture or in such other form of certificate as shall contain information then required by federal income tax laws, dated no earlier than 15 days prior to the earlier of (i) the date on which such Bearer Security is delivered and (ii) the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. A confirmation shall be sent by the Company or an agent thereof to each purchaser of a Bearer Security. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section 303 and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent global Bearer Security. Except as permitted by Section 306, the Trustee or Authenticating Agent shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and cancelled.

         The Trustee or any Authenticating Agent shall have the right to decline to authenticate and deliver such Securities if the Trustee or such Authenticating Agent, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee or such Authenticating Agent, in good faith by its board of directors or trustees, executive committee or a trust committee of directors or trustees and/or vice presidents, shall determine that such action would expose the Trustee or such Authenticating Agent to personal liability to existing Holders.

         Each Registered Security shall be dated the date of its authentication. Each Bearer Security and any temporary Bearer Security in global form shall be dated as of the date specified as contemplated by Section 301. Each Security will also bear an original issue date (the "Issue Date") which, with respect to any Security (or portion thereof), shall mean the date of its original issuance and shall be specified therein. The Issue Date shall remain the same for all Securities subsequently issued upon transfer, exchange or substitution of Securities, regardless of their dates of authentication.

         No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Security Registrar for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) (a copy of which statement shall be delivered to the Trustee) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.      Temporary Securities; Exchange of Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and, upon Company Order, the Trustee or an Authenticating Agent, as the case may be, shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form.

         Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions thereof), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto) the Company shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of authorized denominations of the same series containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as provided pursuant to Section 301, shall be delivered in exchange for a temporary Registered Security; and provided further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Unless otherwise specified as contemplated by Section 301 with respect to a temporary global Security, until so exchanged the temporary Security of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305.      Registration; Registration of Transfer and Exchange.

         The Company shall cause to be kept for each series of Securities at one of the offices or agencies maintained pursuant to Section 1002 a register (each such register being referred to herein as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers and exchanges of Registered Securities as herein provided; provided, that the Company may, from time to time, designate (or change any designation of) any other Person or Persons to act as Security Registrar or co-Security Registrars with respect to the Securities of one or more series, with notice to the Trustee and as provided in Section 106 to the Holders. At all reasonable times the Security Register shall be open for inspection by the Company. In the event that the Trustee shall not be the Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

         Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to
Section 1002 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee or an Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series and of like tenor of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

         At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or an Authenticating Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         If specified as contemplated by Section 301 with respect to Securities of any series, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee or an Authenticating Agent if there is furnished to them such Security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and of like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of

Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or an Authenticating Agent shall authenticate and deliver, the Securities which the holder making the exchange is entitled to receive.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee or Authenticating Agent definitive Securities in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the U.S. Depositary or such other Depositary as shall be specified in the Company Order with respect thereto, to the Trustee or an Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee or Authenticating Agent shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided further, that (unless otherwise specified as contemplated by Section 301) no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         Except as otherwise specified as contemplated by Section 301, the Company shall not be required to (i) issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption, or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, (iii) exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of the same series and of like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption or (iv) issue, register the transfer of or exchange any Security which, in accordance with its terms specified as contemplated by Section 301, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not repaid.

SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities and Coupons.

         If any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee or an Authenticating Agent, the Company shall execute and the Trustee or such Authenticating Agent shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security.

         If there shall be delivered to the Company and the Trustee or an Authenticating Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee or such Authenticating Agent that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee or such Authenticating Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains (with all appurtenant Coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

         In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that principal of (and premium, if any) and interest on or any Additional Amounts with respect to Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and unless otherwise specified as contemplated by Section 301, any interest on or any Additional Amounts with respect to Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or Authenticating Agent) connected therewith.

         Every new Security of any series, with its Coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its Coupons, if any, or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and any such new Security and Coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and of like tenor and their Coupons, if any, duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

SECTION 307. Payment of Interest and Certain Additional Amounts; Rights to Interest and Certain Additional Amounts Preserved.

         Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on and any Additional Amounts with respect to any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange of such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

         Unless otherwise provided in or pursuant to this Indenture any interest on and any Additional Amounts with respect to any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest. The Company shall, no less than 15 calendar days prior to the date of the Special Record Date (fixed as set forth below), notify the Trustee and the Paying Agent in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Paying Agent an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Paying Agent for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Special Record Date for the payment of such Defaulted Interest shall be the close of business on the tenth calendar day prior to the date of the proposed payment. The Trustee shall in the name and at the expense of the Company, cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Registered Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 calendar days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency an the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered with the Coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                  (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee and the Paying Agent of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Paying Agent.

         At the option of the Company, interest on the Registered Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Securities Register.

         Subject to the foregoing provisions of this Section 307 and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         In the case of any Registered Security of any series that is convertible into shares of Common Stock of the Company or exchangeable for other securities, which Registered Security is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security with respect to which the Stated Maturity is prior to such Interest Payment Date), interest with respect to which the Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or one or more predecessor Registered Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Registered Security which is converted or exchanged, interest with respect to which the Stated Maturity is after the date of conversion or exchange of such Registered Security shall not be payable.

SECTION 308.      Persons Deemed Owners.

         Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) any interest on and any Additional Amounts with respect to such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Title to any Bearer Security and any Coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         No owner of any beneficial interest in any global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such global Security, and such Depositary may be treated by the Company, the trustee, and any agent of the Company or the trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 309.      Cancellation.

         All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Security Registrar, be delivered to the Security Registrar. All Registered Securities and matured Coupons so delivered shall be promptly cancelled by the Security Registrar. All Bearer Securities and unmatured Coupons so delivered shall be held by the Security Registrar and, upon instruction of the Company, shall be cancelled or held for reissuance. Bearer Securities and unmatured Coupons held for reissuance may be reissued only in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and of like tenor or the related Coupons pursuant to Section 306. All Bearer Securities and unmatured Coupons held by the Security Registrar pending such cancellation or reissuance shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Security Registrar (or to any Person f or delivery to the Security Registrar) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Security Registrar. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and Coupons held by the Security Registrar shall be disposed of as directed by the Company.

SECTION 310.      Computation of Interest.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311.      CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.      Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive Additional Amounts, as provided in Section 1004), and the Trustee, at the expense of the Company, when

                  (1) either

                           (A) all Securities theretofore authenticated and
                  delivered and all Coupons, if any, appertaining thereto (other than (i) Coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and Coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Security Registrar for cancellation; or

                           (B) all such Securities and, in the case of (i) or
                  (ii) below, any Coupons appertaining thereto not theretofore delivered to the Security Registrar for cancellation

                               (i) have become due and payable; or

                               (ii) will become due and payable at their Stated
                           Maturity within one year; or

                               (iii) if redeemable at the option of the Company,
                           are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in the Currency in which such Securities are payable in an amount sufficient to pay and discharge the entire indebtedness on such Securities and Coupons not theretofore delivered to the Security Registrar for cancellation, for principal (and premium, if any) and interest, and any Additional Amounts, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the rights, privileges and immunities of the Trustee under Article Seven, the obligations of the Company to the Trustee under Section 606, the obligations of the Trustee to any Authenticating Agent under Section 613, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, and obligations of the Company and the Trustee with respect to the Securities of such series under Sections 305, 306, 402, 1002 and 1003, with respect to the payment of Additional Amounts, if any, with respect to such Securities as contemplated by Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 401(1)(B)), and with respect to any rights to convert or exchange such Securities into Common Stock or other securities shall survive.

SECTION 402.      Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee pursuant to Section 401 or 403 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities, and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto of all sums due and to become due on such Securities and any Coupons appertaining thereto in respect of principal (and premium, if any) and interest and Additional Amounts, if any.

SECTION 403.      Defeasance and Covenant Defeasance.

                  (1) If pursuant to Section 301, either or both of (i) defeasance of the Securities of or within a series under clause (2) of this Section 403 shall be applicable with respect to the Securities of such series or (ii) covenant defeasance of the Securities of or within a series under clause (3) of this Section 403 shall be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section 403 (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any Coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have

         Section 403(2) or Section 403(3) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Section 403.

                  (2) Upon the Company's exercise of the above option applicable to this Section 403(2) with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto on the date the conditions set forth in clause (4) of this Section 403 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purposes of clause (5) of this Section 403 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and any Coupons appertaining thereto and this Indenture insofar as such Securities and any Coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities and any Coupons appertaining thereto to receive, solely from the trust fund described in clause (4) of this Section 403 and as more fully set forth in such clause, payments in respect of the principal of (and premium, if any) and interest, if any, on, and Additional Amounts, if any, with respect to, such Securities and any Coupons appertaining thereto when such payments are due, and any rights of such Holder to convert such Securities into Common Stock or exchange such Securities for other securities, (ii) the obligations of the Company and the Trustee with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1004 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 403(4)(a) below), and with respect to any rights to convert such Securities into Common Stock or exchange such Securities for other securities, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 403. The Company may exercise its option under this
         Section 403(2) notwithstanding the prior exercise of its option under clause (3) of this Section 403 with respect to such Securities and any Coupons appertaining thereto.

                  (3) Upon the Company's exercise of the option to have this
         Section 403(3) apply with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 1005, 1006, 1007, 1008 and 1009 (if applicable) and any covenant specified pursuant to Section 301(18) applicable to such Securities, with respect to such Outstanding Securities and any Coupons appertaining thereto on and after the date the conditions set forth in clause (4) of this Section 403 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any Coupons appertaining thereto, the Company may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and Coupons appertaining thereto shall be unaffected thereby.

                  (4) The following shall be the conditions to application of clause (2) or (3) of this Section 403 to any Outstanding Securities of or within a series and any Coupons appertaining thereto:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Section 403 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, (1) an amount in Dollars or in such Foreign Currency in which such Securities and any Coupons appertaining thereto are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such Securities and Coupons appertaining thereto (determined on the basis of the Currency in which such Securities and Coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any Coupons appertaining thereto, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (y) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any Coupons appertaining thereto at the Stated Maturity of such principal or installment of principal or premium or interest and (z) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any Coupons appertaining thereto on the days on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any Coupons appertaining thereto.

                  (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                  (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any Coupons appertaining thereto shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (d) In the case of an election under clause (2) of this
         Section 403, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (e) In the case of an election under clause (3) of this
         Section 403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (f) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that, after the 123rd day after the date of deposit, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited or caused to be deposited with the Trustee (or other qualifying trustee) pursuant to this clause (4) to be held in trust will not be subject to any case or proceeding (whether voluntary or involuntary) in respect of the Company under any Federal or State bankruptcy, insolvency, reorganization or other similar law, or any decree or order for relief in respect of the Company issued in connection therewith.

                  (g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance or covenant defeasance under clause (2) or (3) of this Section 403 (as the case may be) have been complied with.

                  (h) Notwithstanding any other provisions of this Section 403(4), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

                  (5) Unless otherwise specified in or pursuant to this Indenture or any Security, if, after a deposit referred to in Section 403(4)(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to
         Section 301 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 403(4)(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to
         Section 403(4)(a) has been made, the indebtedness represented by such Security and any Coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on, and Additional Amounts, if any, with respect to, such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (a) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event.

         The Company shall pay and indemnify the Trustee (or other qualifying trustee, collectively for purposes of this Section 403(5) and Section 402, the "Trustee") against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section 403 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

         Anything in this Section 403 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (4) of this Section 403 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Section 403.

SECTION 404.      Reinstatement.

         If the Trustee is unable to apply any money in accordance with Section 40l or Section 403 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities and Coupons, if any, of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 or Section 403 until such time as the Trustee is permitted to apply all such money in accordance with Section 401 or Section 403; provided, however, that if the Company has made any payment of interest on or principal of (and premium, if any, on) any Securities and Coupons, if any, of such series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such series of Securities and Coupons, if any, to receive such payment from the money held by the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.      Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular series (to the extent expressly provided in the form of Security for such series) or it is specifically deleted or modified in the Board Resolution (or action pursuant thereto), Officers' Certificate or supplemental indenture under which such series of Securities is issued or has been deleted or modified in an indenture supplemental hereto:

                  (1) default in the payment of any interest upon any Security of such series, or any Additional Amounts payable with respect thereto, when such interest or Additional Amounts become due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of such series or any Additional Amounts payable with respect thereto at its Maturity; or

                  (3) default in the payment of any sinking fund installment, or analogous payment when and as due by the terms of a Security of that series; or

                  (4) default in the performance, or breach, of any covenant or warranty or obligation of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 501 specifically dealt with or which has expressly been included in this Indenture solely for the benefit of any series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) default occurs under any bond, note, debenture or other instrument evidencing any indebtedness for money borrowed by the Company (including a default with respect to any other series of Securities issued under this Indenture), or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company (or the payment of which is guaranteed by the Company), whether such indebtedness or guarantee exists on the date of this Indenture or is issued or entered into following the date of this Indenture, if:

                       (i) either (A) such default results from the failure to pay any such indebtedness when due and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default; or (B) as a result of such default the maturity of such indebtedness has been accelerated prior to its expressed maturity and such indebtedness shall not have been discharged in full or such acceleration shall not have been rescinded or annulled within 30 days of such acceleration; and

                       (ii) the principal amount of such indebtedness, together with the principal amount of any other such indebtedness in default for failure to pay any such indebtedness when due or the maturity of which has been so accelerated, aggregates at least $40 million; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency or other similar law or (B) a decree or order appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

                  (8) any other Event of Default provided in or pursuant to this Indenture with respect to Securities of such series.

SECTION 502.      Acceleration of Maturity: Rescission and Annulment.

         If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on and any Additional
                  Amounts payable in respect of all Securities of that series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which has become due otherwise than by such declaration of acceleration and any interest thereon and any Additional Amounts with respect thereto at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest or
                  Additional Amounts is lawful, interest upon overdue interest and Additional Amounts at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of, any premium and interest on, and any Additional Amounts with respect to Securities which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or, impair any right consequent thereon.

         An Event of Default described in paragraph (6) or (7) of Section 501 shall cause the principal amount and accrued interest (or such lessor amount as provided for in the Securities of such series) and any related Additional Amounts to become immediately due and payable without any declaration or other act by the Trustee or any Holder.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

                  (1) default is made in payment of any interest on or any Additional Amounts payable in respect of any Security when such interest or Additional Amounts become due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and Coupons, the whole amount then due and payable on such Securities and Coupons for principal (and premium, if any) and interest or Additional Amounts, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest or any Additional Amounts, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default occurs and is continuing with respect to Securities of any series, the Trustee may in its discretion proceed to protect and enforce its rights, including the rights of the Holders of Securities of such series and any related Coupons, by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy including, without limitation, instituting a proceeding prior to any declaration of acceleration of the Maturity of the Securities for the collection of all amounts then due and unpaid on the Securities, prosecuting such proceeding to final judgment or decree and collecting out of the property, wherever situated, of the Company the moneys adjudged or decreed to be payable in the manner provided by law.

SECTION 504.      Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest and any Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities and Coupons allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such Judicial proceeding is hereby authorized by each Holder of Securities and Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and Coupons, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or Coupon in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities or Coupons.

         All rights of action and claims under this Indenture or the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and Coupons in respect of which such judgment has been recovered.

SECTION 506.      Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest or any Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:  To the payment of all amounts due the Trustee under Section
606;

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest or any Additional Amounts payable in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and Coupons for principal and any premium and interest or any Additional Amounts, respectively; and

         THIRD:  The balance, if any, to the Person or Persons entitled thereto.

SECTION 507.      Limitation on Suits.

         No Holder of any Security of any series or any related Coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture (including, without limitation, the provisions of Section 512) to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium, Interest and Additional Amounts.

         Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 305 and 307) any interest on or any Additional Amounts in respect of such Security or payment of such Coupon on the Stated Maturity or Maturities expressed in such Security or Coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.      Restoration of Rights and Remedies.

         If the Trustee or any Holder of a Security or Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and Coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.      Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.      Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or Coupons, as the case may be.

SECTION 512.      Control by Holders of Securities.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series and any Coupons appertaining thereto; provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or officers of the Trustee, determine that the action so directed would involve the Trustee in personal liability.

SECTION 513.      Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related Coupons waive any past default hereunder with respect to the Securities of such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series or Coupons appertaining thereto, or

                  (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default with respect to such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.      Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or Coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on or any Additional Amounts in respect of any Security or the payment of any Coupon on or after the Stated Maturity or Maturities expressed in such Security or Coupon (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right, if any, to convert or exchange any Security into Common Stock or other securities in accordance with its terms.

SECTION 515.      Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.      Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest or any Additional Amounts or in the payment of any sinking fund installment with respect to, any Security of such series, the Trustee shall be protected in withholding such notice of and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 602.      Certain Rights of Trustee.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section. Subject to the provisions of Sections 315(a) through 315(d) of the Trust Indenture Act:

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related Coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture; and

                  (i) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 603.      Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in any Coupons shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this

Indenture, authenticate the Securities and perform its obligations hereunder and, if applicable, that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 604.      May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or other agent.

SECTION 605.      Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 606.      Compensation and Reimbursement.

         The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (premium, if any) or interest, if any, on or any Additional Amounts with respect to particular Securities.

         The obligations of the Company under this Section to compensate and indemnify the Trustee for expenses, disbursements and advances shall constitute additional indebtedness under this Indenture and shall survive the resignation or removal of the Trustee, the satisfaction and discharge of this Indenture and any rejection or termination of this Indenture under any applicable bankruptcy law.

         If the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(6) or (7) has occurred, those expenses (including the reasonable charges and expenses of its agents and attorneys) and its compensation for services shall be preferred over the status of the Holders in any reorganization or similar proceeding and the parties hereto, and the Holders, by their acceptance of the Securities, hereby agree that such expenses, compensation and indemnity are intended to constitute expenses of administration under any applicable bankruptcy law.

SECTION 607.      Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder that is a corporation permitted by Section 310(a)(1) and (5) of the Trust Indenture Act to act as trustee under the Trust Indenture Act, and that has a combined capital, and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture
Act) of at least $50,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 608.      Disqualification, Conflicting Interests.

         If the Trustee has or shall acquire any conflicting interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to the Securities of any series, the Trustee shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to,
Section 310 of the Trust Indenture Act and this Indenture.

SECTION 609.      Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 610.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

                  (d) If at any time:

                      (1) the Trustee shall fail to comply with the obligations
                  imposed on it under Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                      (2) the Trustee shall cease to be eligible under Section
                  607 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                      (3) the Trustee shall become incapable of acting or shall
                  be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by Company Order may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated (including those who have been Holders for less than six months), petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of
         Section 610. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 610, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 610, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated (including those who have been Holders for less than six months), petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 610.      Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
         (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the

         Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 611.      Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 612.      Preferential Collection of Claims Against the Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 613.      Appointment of Authenticating Agent.

         The Trustee may, with the consent of the Company, appoint an Authenticating Agent or Authenticating Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 306, and if the Trustee is required to appoint one or more Authenticating Agents with respect to any series of Securities, to authenticate Securities of such series upon original issuance and to take such other actions as are specified in Sections 303, 304 and 309, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Notwithstanding anything to the contrary in this Section 613 or in any other Section of this Indenture, an Authenticating Agent shall not be authorized to authenticate Securities constituting the first issuance of Securities of any series until and unless the requirements of Section 301 hereof have been, or are concurrently therewith being, complied with.

         Each Authenticating Agent shall be acceptable to the Company, and except as specified by Section 301, each Authenticating Agent shall at all times be a corporation that would be permitted by Section 310(a) (1) and (5) of the Trust Indenture Act to be able to act as a trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as such and that has a combined capital and surplus (computed in accordance with Section 310(a) (2) of the Trust Indenture Act) of not less than $50,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section. If the Authenticating Agent has or shall acquire any conflicting, interest, as defined in Section 310(b) of the Trust Indenture Act, with respect to Securities of any series, the Authenticating Agent shall take action as is required pursuant to said Section 310(b).

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent; provided, that such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written of such appointment by first class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section. If the Trustee makes such payments, it shall be entitled to be reimbursed for such payments, subject to the provisions of Section 606.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                 The Bank of New York
                                                   as Trustee


                                                 -------------------------------
                                                      As Authenticating Agent

                                                 By
                                                    ----------------------------
                                                       Authorized Signatory

         If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an opinion of Counsel), shall appoint in, accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.      Company to Furnish Trustee Names and Addresses of Holders.

         In accordance with Section 312(a) of the Trust Indenture Act, the Company will furnish or cause to be furnished to the Trustee:

                  (a) semiannually, on dates mutually acceptable to the Trustee and the Company, a list, in such form as the Trustee may reasonably require, the names and addresses of the Holders of Securities as of a date mutually acceptable to the Trustee and the Company, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished;

notwithstanding the foregoing, so long as the Trustee is the Security Registrar with respect to a particular series of Securities, no such list shall be required to be furnished in respect of such series.

SECTION 702.      Preservation of Information; Communications to Holders.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in

Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 703.      Reports by Trustee.

                  (a) Within 60 days after June 15 of each year commencing with the year following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such June 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding June 15 and the date of this Indenture.

                  (b) The Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.

                  (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

SECTION 704.      Reports by Company.

                  (a) The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                      (1) file with the Trustee, within 15 days after the
                  Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a Security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;



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

                      (2) file with the Trustee and the Commission, in
                  accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                      (3) transmit within 30 days after the filing thereof with
                  the Trustee, in the manner and to the extent provided in
                  Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                      (4) transmit within 30 days after June 15 of each year to
                  the Trustee, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of such obligor's compliance with all conditions and covenants under the Indenture as determined without regard to any period of grace or requirement of notice provided under the Indenture.

                  In addition, the Company shall furnish, or cause to be furnished, to the Trustee:

                      (5) as soon as possible, and in any event within five days after the occurrence of each Event of Default (or an event that, with the passage of time or the giving of notice, or both, would become an Event of Default) continuing on the date of such statement, a statement of the chief financial officer of the Company setting forth details of such Event of Default or event and the action that the Company has taken and proposes to take with respect thereto.

                  (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.      Company May Consolidate, Etc., Only on Certain Terms.

         The Company shall not merge or consolidate with or into any other Person or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets as an entirety or substantially as an



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

         entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company as an entirety or substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all Additional Amounts, if any, payable pursuant to Section
         1004) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall provide for conversion or exchange rights in accordance with the provisions of the Securities of any series that are convertible or exchangeable into Common Stock or other securities;

                  (2) at the time of such proposed transaction and immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                  (3) the Company or the successor Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and Article Nine and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.      Successor Person Substituted.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company as an entity or substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities and Coupons.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.      Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders of Securities or Coupons, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to




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

time, may enter into one or more indentures supplemental hereto for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company with respect to all or any series of the Securities; or

                  (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable); or

                  (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or interest on or any Additional Amounts with respect to Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; provided, that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect; or

                  (5) to establish the form or terms of Securities of any series and any related Coupons as permitted by Sections 201 and 301; or

                  (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610(b); or

                  (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make or amend any other provisions with respect to matters or questions arising under this Indenture; provided, that such other provisions as may be made shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect; or

                  (8) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary or helpful to effect the qualification of the Indenture under the Trust Indenture Act and to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary or helpful to conform to any mandatory or optional provisions of the Trust Indenture Act as the same may from time to time be amended; or



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

                  (9) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

                  (10) to modify, eliminate or add to the provisions of any Security to allow for such Security to be held in certificated form by the Holder thereof; or

                  (11) to secure the Securities of the applicable series; or

                  (12) to make provisions with respect to conversion or exchange rights of Holders of Securities of any series;

                  (13) to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall adversely affect the interests of the Holders of any Securities then Outstanding in any material respect; or

                  (14) to modify, delete or add to any of the provisions of this Indenture other than as contemplated by clauses (1) through (13) of this Section, provided that any such modification, deletion or addition shall become effective only with respect to series of Securities established pursuant to Section 301 after the effective date of such modification, deletion or addition.

SECTION 902.      Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related Coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change the Place of Payment, coin or currency in which any Security or any premium or any interest thereon, or any Additional Amounts with respect thereto, is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1304 for quorum or voting; or

                  (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 1002(2); or

                  (4) modify any of the provisions of this Section, Section 513 or Section 1011, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

                  (5) make any change that adversely affects the right to convert or exchange any Security into or for Common Stock of the Company or other securities (whether or not issued by the Company), cash or property in accordance with its terms; or

                  (6) in the case of a subordinated Security, modify any of the subordination provisions in a manner adverse to holders of that Security; or

                  (7) impair the right to institute suit for the enforcement of any payment on or after the stated maturity of any debt securities issued under this Indenture or, in the case of redemption, exchange or conversion, if applicable, on or after the redemption, exchange or conversion date or, in the case of repayment at the option of any holder, if applicable, on or after the date for repayment; or

                  (8) modify any of the above provisions.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.      Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall



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not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 904.      Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any Coupons appertaining shall be bound thereby.

SECTION 905.      Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.      Reference in Securities to Supplemental Indentures.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated delivered by the Trustee or an Authenticating Agent in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                    COVENANTS

SECTION 1001.     Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on or any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of the Securities, any Coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities; any interest due on and any Additional Amounts payable in respect of Bearer Securities other than Additional Amounts, if any, payable as provided in Section 1004 in respect of principal of (or premium, if any, on) such Security shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature.

SECTION 1002.     Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for any series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) an office or agency where Securities of such series may be presented or surrendered for payments, where Securities of such series may be surrendered for registration of transfer or exchange, where Securities of such series that are convertible or exchangeable may be



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surrendered for conversion or exchange, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of that series pursuant to Section 1004); provided, however, that if the Securities of that series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange. The Company will give prompt written notice to the Trustee and the Holders of such series of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to
Section 1004) at the place specified for that purpose pursuant to Section 301, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

         Except as otherwise specified or contemplated by Section 301, no payment of principal, premium or interest on or Additional Amounts with respect to Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of (and premium, if any) and interest on any Bearer Security (including any Additional Amounts payable on Securities of such series pursuant to Section 1004) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or Additional Amounts, as the case may be, at all offices or agencies outside the United States maintained for that purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of such series of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified as contemplated by Section 301, the Company hereby designates as the Place of Payment for each series the Corporate Trust Office.



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         Unless otherwise specified with respect to any Securities pursuant to
Section 301, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

SECTION 1003.     Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on or Additional Amounts with respect to any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in Dollars or the Foreign Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on or Additional Amounts with respect to any Securities of that series, deposit with a Paying Agent a sum (in Dollars or the Foreign Currency described in the preceding paragraph) sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest or Additional Amounts, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of (and premium, if any) or interest on or any Additional Amounts with respect to the Securities of that series and, if so, the amount of such defaulted payment; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent,



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

such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Except as otherwise provided hereby or pursuant hereto, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest or Additional Amounts on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest or Additional Amounts has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense and at the direction of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.     Additional Amounts.

         If the Securities of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series or any Coupon appertaining thereto Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

         Except as otherwise provided herein or pursuant hereto, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related Coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such




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withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons and the Company will pay to such Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

SECTION 1005.     Existence.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Company and the Holders.

SECTION 1006.     Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007.     Change in Nature of Business.

         The Company will not make any material change in the nature of its business as carried on at the date of the issuance of the Securities of the applicable series.

SECTION 1008.     Accounting Changes.

         The Company will not make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required or permitted by GAAP.

SECTION 1009.     Limitation on Secured Debt.

         If, as contemplated by Section 301(18), this covenant is made applicable to the Securities of a particular series, as long as any of the Securities of that series shall remain Outstanding, the Company shall not create, issue, incur or assume any Secured Debt without the consent of the Holders of a majority in principal amount of the Outstanding Securities of all series for which this covenant is specified to be applicable, considered as one class (all such Securities being hereinafter called the "Designated Securities").



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

         The provisions of the first paragraph of this Section shall not prohibit the creation, issuance, incurrence or assumption of any Secured Debt if either:

         (1) the Company shall make effective provision whereby all Designated Securities then Outstanding shall be secured equally and ratably with such Secured Debt; or

         (2) the Company shall deliver to the Trustee bonds, notes or other evidences of indebtedness secured by the Lien which secures such Secured Debt, such obligations and all payments thereon to be held in trust by the Trustee for the benefit of the Designated Securities (hereafter called "Secured Obligations") (a) in an aggregate principal amount equal to the aggregate principal amount of the Designated Securities then Outstanding, (b) maturing (or being subject to mandatory redemption) on such dates and in such principal amounts that, at each Stated Maturity of the Outstanding Designated Securities, there shall mature (or be redeemed) Secured Obligations equal in principal amount to the Designated Securities then to mature and (c) containing, in addition to any mandatory redemption provisions contained therein pursuant to clause (b) above, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the Designated Securities or for the redemption thereof at the option of the Holder, as well as a provision for mandatory redemption upon an acceleration of the maturity of all Outstanding Designated Securities following an Event of Default (such mandatory redemption to be rescinded upon the rescission of such acceleration); it being expressly understood that such Secured Obligations (x) may, but need not, bear interest, (y) may, but need not, contain provisions for the redemption thereof at the option of the issuer, any such redemption to be made at a redemption price or prices not less than the principal amount thereof and (z) shall be held by the Trustee for the benefit of the Holders of all Designated Securities from time to time Outstanding subject to such terms and conditions relating to surrender to the Company, transfer restrictions, voting, application of payments of principal and interest and other matters as shall be set forth in an indenture supplemental hereto specifically providing for the delivery to the Trustee of such Secured Obligations.

         If the Company shall elect either of the alternatives described in clauses (1) and (2) above, the Company shall deliver to the Trustee:

                  (i) an indenture supplemental hereto (A) together with appropriate inter-creditor arrangements, if any, whereby all Designated Securities then Outstanding shall be secured by the Lien referred to in the preceding paragraph equally and ratably with all other Indebtedness secured by such Lien or (B) providing for the delivery to the Trustee of Secured Obligations;

                  (ii) an Officers' Certificate (A) stating that, to the knowledge of the signers, (I) no Event of Default has occurred and is continuing and (II) no event has occurred and is continuing which entitles the secured party under such Lien to accelerate the maturity of the Indebtedness outstanding thereunder and (B) stating the aggregate principal amount of Indebtedness issuable, and then proposed to be issued, under and secured by such Lien;



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

                  (iii) an Opinion of Counsel (A) if the Designated Securities then Outstanding are to be secured by such Lien, to the effect that all such Securities then Outstanding are entitled to the benefit of such Lien equally and ratably with all other Indebtedness outstanding under such Lien or (B) if Secured Obligations are to be delivered to the Trustee, to the effect that such Secured Obligations have been duly issued under such Lien and constitute valid obligations, entitled to the benefit of such Lien equally and ratably with all other Indebtedness then outstanding under such Lien.

SECTION 1010.     Statement by Officers as to Default.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company (which as of the date hereof ends on December 31 of each year) ending after the date hereof so long as any Security is outstanding hereunder, an Officers' Certificate, stating that in the course of the performance by the signers of their duties as such officers of the Company or Company agent(s) they would normally obtain knowledge of any default by the Company in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, and stating whether or not they have obtained knowledge of any such default existing on the date of such statement and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

SECTION 1011.     Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005 to 1009, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 66-2/3% in principal amount of the outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1012.     Calculation of Original Issue Discount.

         The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.



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

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.     Applicability of Article.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise provided herein or therein pursuant hereto) in accordance with this Article.

SECTION 1102.     Election to Redeem; Notice to Trustee.

           The election of the Company to redeem any Securities shall be evidenced by either a Board Resolution or an Officers' Certificate. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1103.     Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series with identical terms and conditions are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. Notwithstanding the preceding sentence, if the list of Holders of Securities of any series to be redeemed is maintained by computer or other data processing equipment by a Security Registrar, a Paying Agent or another Person authorized to maintain such a list under this Indenture, the Trustee may, and if reasonably requested by the Company shall, utilize the computer or data processing equipment of such Security Registrar, Paying Agent or other authorized Person for the purpose of determining by lot or by such other method as the Trustee shall deem fair and appropriate the Securities to be redeemed. No partial redemption shall reduce the portion of the principal amount of a Registered Security of a series not redeemed to less than the minimum denominations for a Security of such series established herein pursuant hereto.

         The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.




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

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         Unless otherwise specified in or pursuant to this Indenture or the Securities of any series, if any Security selected for partial redemption is converted into Common Stock or exchanged for other securities in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

SECTION 1104.     Notice of Redemption.

         Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date unless a shorter period is specified pursuant to Section 301 with respect to the Securities to be redeemed.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon and Additional Amounts, if any, will cease to accrue on and after said date,

                  (5) the place or places where such Securities, together in the case of Bearer Securities with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

                  (6) that the redemption is for a sinking fund, if such is the case,

                  (7) in the case of Securities of any series that are convertible into Common Stock of the Company or exchangeable for other securities, the conversion or exchange price or rate, the date or dates on which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate and the place or places where such Securities may be surrendered for conversion or exchange, and

                  (8) the CUSIP numbers of the Securities to be so redeemed.



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


         A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, in which event the Company shall provide the Trustee with the information required by Clauses (1) through (8) above.

         If at the time notice of redemption shall be given the Company shall not have deposited with a Paying Agent and/or irrevocably directed the Trustee or a Paying Agent to apply, from money held by it available to be used for the redemption of Securities which are to be redeemed, an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest and Additional Amounts to the Redemption Date, such notice shall state that it is subject to the receipt of the redemption monies by the Trustee or a Paying Agent on or before the Redemption Date and such notice shall be of no effect unless such monies are so received before such date.

SECTION 1105.     Deposit of Redemption Price.

         On or before any Redemption Date, the Company shall deposit with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the applicable Currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified pursuant to Section 301) accrued interest on and any Additional Amounts with respect thereto, all the Securities which are to be redeemed on that date The Paying Agent shall provide notice to the Trustee of such deposit.

SECTION 1106.     Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid if required pursuant to the terms of the Securities being redeemed, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (and any Additional Amounts) to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of Coupons for such interest; and provided, further, that, unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.



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

         If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee or Authenticating Agent if there be furnished to them such Security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or Authenticating Agent or any paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest or Additional Amounts represented by Coupons shall be payable only at an office or agency located outside the United states (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those Coupons.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1107.     Securities Redeemed in Part.

         Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depositary or other Depositary for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the Unredeemed portion of the principal of the Security in global form so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201.     Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.


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


         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.     Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured Coupons appertaining thereto, and
(2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Security Registrar at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.     Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Company will deliver to the Trustee a Company Order specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Security Registrar any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in or permitted by
Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 1301.     Purposes for Which Meetings May Be Called.

         A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization,




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

direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1302.     Call, Notice and Place of Meetings.

                  (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or if the Securities of such series are issued as Bearer Securities, in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

                  (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London, as the case may be, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

SECTION 1303.     Persons Entitled to Vote at Meetings.

         To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1304.     Quorum; Action.

         The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in aggregate principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of


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


Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the aggregate principal amount of the outstanding Securities of such series which shall constitute a quorum.

         Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66-2/3% in aggregate principal amount of the outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66-2/3% in aggregate principal amount of the outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in aggregate principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in aggregate principal amount of the Outstanding Securities of that series.

         Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of a series and the related Coupons, whether or not present or represented at the meeting.

SECTION 1305. Determination of Voting Rights; Conduct and Adjournment of Meetings.

                  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing



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

         proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
         Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting.

                  (c) At any meeting each Holder of a Security of such series and each proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or as a proxy.

                  (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 1306.     Counting Votes and Recording Action of Meetings.

         The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such a notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.



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                                ARTICLE FOURTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

SECTION 1401.     Applicability of Article.

         Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 1401, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

                                ARTICLE FIFTEEN

                        SECURITIES IN FOREIGN CURRENCIES

SECTION 1501.     Applicability of Article.

         Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same Currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture or the Securities, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee.

                                    * * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written, with effect from June 15, 1998.

                                        DTE ENERGY COMPANY


                                        By:  /s/ N.A. Khouri
                                             ---------------------------------
                                        Name:    N.A. Khouri
                                        Title:   Vice President and Treasurer
Attest:  /s/ Jack L. Somers





                                        THE BANK OF NEW YORK


                                        By:  /s/ Terence Rawlins
                                             ----------------------------------
                                        Name:    Terence Rawlins
                                        Title:   Assistant Vice President

Attest:  /s/ Stacey Poindexter

                                                                       EXHIBIT A

               [FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED
                           TO RECEIVE BEARER SECURITY]

                                   CERTIFICATE

                               DTE ENERGY COMPANY

                     [Insert title or sufficient description
                         of Securities to be delivered]


         This is to certify that the above-captioned Securities are not being acquired by or on behalf of a United States person or for offer to resell or for resale to a United States person or any person inside the United States or, if a beneficial interest in the Securities is being acquired by or on behalf of a United States person or any person inside the United States, that such United States person is a financial institution within the meaning of Section 1.165-12(c)(1)(v) of the United States Treasury regulations which agrees to comply with the requirements of Section 165 (j) (3) (A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and which is not purchasing for offer to resell or for resale inside the United States.

         As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate the income of which is subject to United States Federal income taxation regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

         This certificate excepts and does not relate to U.S. $ principal amount of the above-captioned Securities appearing in your books as being held for our account as to which we are not able to certify as to the matters set forth herein and as to which we understand exchange and delivery of definitive Securities cannot be made until we are able so to certify.

         We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:                       , 20

[To be dated on or after
               , 20     (the date
determined as provided in Section
303 of the Indenture)]

                                                 [Name of Person Entitled to
                                                 Receive Bearer Security]


                                                 -------------------------------
                                                 (Authorized Signatory]
                                                 Name:
                                                 Title:











                                      A-2